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                                                                 EXHIBIT 10.4

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT.

           THIS WARRANT AND THE SHARES OF SERIES C PREFERRED STOCK
         ISSUED UPON ITS EXERCISE ARE SUBJECT TO THE RESTRICTIONS ON
               TRANSFER SET FORTH IN SECTION 4 OF THIS WARRANT

Warrant No. C-                             Number of Shares:
              ----                                          -------------------
                                          (subject to adjustment)

Date of Issuance:  January 2, 1998

                         GIGA INFORMATION GROUP, INC.

                  Series C Preferred Stock Purchase Warrant

                         (Void after January 1, 2003)

         Giga Information Group, Inc., a Delaware corporation (the "Company"), for value received, hereby certifies and agrees that _______________ or its registered assigns (the "Registered Holder"), is entitled, subject to the terms set forth below, to purchase from the Company, at any time or from time to time on or after the date of issuance and on or before January 1, 2003, at not later than 5:00 p.m. (Cambridge, Massachusetts time), ____________ shares of Series C Preferred Stock, $.001 par value ("Series C Preferred Stock"), at a purchase price of $4.50 per share. The shares purchasable upon exercise of this Warrant, and the purchase price per share, each as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the "Warrant Shares" and the "Exercise Price," respectively. The term "Warrant" as used herein shall include this Warrant and any other warrants delivered in substitution or exchange therefor, as provided herein.

         1.       Exercise.

                  (a) This Warrant may be exercised by the Registered Holder, in whole or in part, by surrendering this Warrant, with the Notice of Exercise form appended hereto duly executed by such Registered Holder or by such Registered Holder's duly authorized attorney, at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment in full, in lawful money


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of the United States, of the Exercise Price payable in respect of the number of shares of Warrant Shares purchased upon such exercise.


                  (b) Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in subsection 1(a) above. At such time, the person or persons in whose name or names any certificates for Warrant Shares shall be issuable upon such exercise as provided in subsection 1(c) below shall be deemed to have become the holder or holders of record of the Warrant Shares represented by such certificates.

                  (c) As soon as practicable after the exercise of this Warrant in full or in part, and in any event within 10 days thereafter, the Company, at its expense, will cause to be issued in the name of, and delivered to, the Registered Holder, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct:

                           (i)  a certificate or certificates for the number of
full Warrant Shares to which such Registered Holder shall be entitled upon such exercise plus, in lieu of any fractional share to which such Registered Holder would otherwise be entitled, cash in an amount determined pursuant to Section 3 hereof; and

                           (ii) in case such exercise is in part only, a new
warrant or warrants (dated the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of Warrant Shares equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of such shares purchased by the Registered Holder upon such exercise as provided in subsection 1(a) above.

                  (d) Notwithstanding anything to the contrary herein, in the event this Warrant is outstanding upon the closing of a firm commitment underwritten initial public offering pursuant to a registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock of the Company (an "Initial Public Offering"), the closing of which triggers the automatic conversion of Series C Preferred Stock into Common Stock pursuant to the Company's Certificate of Incorporation, then this Warrant shall no longer be exercisable into Series C Preferred Stock, but shall instead be exercisable into the number of shares of Common Stock into which the Series C Preferred Stock would have been convertible.

         2. Adjustments. The Exercise Price and the number of shares purchasable hereunder are subject to adjustment from time to time as follows:

                  (a) Stock Dividend, Split or Subdivision of Shares. If the number of shares of Series C Preferred Stock outstanding at any time after the date hereof is increased or deemed increased by a stock dividend payable in shares of Series C Preferred

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Stock or other securities (including the Common Stock) convertible into or exchangeable for shares of Series C Preferred Stock ("Equivalents") or by a subdivision or split-up of shares of Series C Preferred Stock or Equivalents

(other than a change in par value, from par value to no par value or from no par value to par value), then, following the effective date fixed for the determination of holders of Series C Preferred Stock or Equivalents entitled to receive such stock dividend, subdivision or split-up, the Exercise Price shall be appropriately decreased (but in no event shall the Exercise Price be decreased below the par value of the Series C Preferred Stock issuable upon exercise of this Warrant) and the number of shares of Series C Preferred Stock issuable on exercise of each Warrant shall be increased in proportion to such increase in outstanding shares (on a fully diluted basis).

                  (b) Combination of Shares. If, at any time after the date hereof, the number of shares of Series C Preferred Stock outstanding is decreased by a combination of the outstanding shares of Series C Preferred Stock (other than a change in par value, from par value to no par value or from no par value to par value), then, following the effective date for such combination, the Exercise Price shall be appropriately increased and the number of shares of Series C Preferred Stock issuable on exercise of each Warrant shall be decreased in proportion to such decrease in outstanding shares.

                  (c) Reorganizations, Consolidations, etc. In the event, at any time after the date hereof, of any capital reorganization, or any reclassification of the capital stock of the Company (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares), or the consolidation or merger of the Company with or into another person (other than consolidation or merger in which the Company is the continuing corporation and which does not result in any change in the powers, designations, preferences and rights, or the qualifications, limitations or restrictions, if any, of the capital stock of the Company as amended from time to time) or of the sale or other disposition of all or substantially all the properties and assets of the Company in its entirety to any other person (any such transaction, an "Extraordinary Transaction"), then this Warrant shall be exercisable for the kind and number of shares of stock or other securities or property of the Company, or of the corporation resulting from or surviving such Extraordinary Transaction, that a holder of the number of shares of Series C Preferred Stock deliverable (immediately prior to the effectiveness of the Extraordinary Transaction) upon exercise of this Warrant would have been entitled to receive upon such Extraordinary Transaction. The provisions of this Section 2(c) shall similarly apply to successive Extraordinary Transactions.

                  (d) Other Antidilution Rights. In addition to the foregoing, in the event of an issuance of securities or other transaction by the Company which causes an adjustment to the Conversion Price (as defined) of the Company's Series C Preferred Stock pursuant to the provisions of Subsections 5(c) through (e) of Article IV of the Company's Third Amended and Restated Certificate of Incorporation (the "Restated Certificate"), then the Conversion Price of the shares of Series C Preferred Stock issuable

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upon exercise of this Warrant shall be adjusted in accordance with this provision. As used herein, "Conversion Price" shall have the meaning ascribed to it in Section 5(a)(i) of the Restated Certificate.

                  (e) Calculations. All calculations under this Section shall be made to the nearest one-hundredth of a cent ($.0001) or to the nearest one-hundredth of a share, as the case may be.

                  (f) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to this Section 2, the Company at its own expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each Registered Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request, at any time, of any such Holder, furnish or cause to be furnished to such Holder a like certificate setting forth: (i) such adjustments and readjustments; (ii) the Exercise Price at the time in effect; and (iii) the number of shares and the amount, if any, of other property that at the time would be received upon the exercise of the Warrant.

         3. Fractional Shares. The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, but shall make an adjustment therefor in cash on the basis of the fair market value for each share of the Company's Series C Preferred Stock, determined in accordance with
Section 1(d) hereof.

         4. Requirements for Transfer.

                  (a) This Warrant and the Warrant Shares shall not be sold or transferred unless either (i) they first shall have been registered under the Securities Act of 1933, as amended (the "Act"), or (ii) the Company first shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such sale or transfer is exempt from the registration requirements of the Act.

                  (b) Notwithstanding the foregoing, no registration or opinion of counsel shall be requireds for (i) a transfer by a Registered Holder which is a partnership to a partner of such partnership of a retired partner of such partnership who retires after the date hereof, or to the estate of any such partner or retired partner, if the transferee agrees in writing to be subject to the terms of this Section 4, or (ii) a transfer made in accordance with Rule 144 under the Act.

                  (c) Each certificate representing Warrant Shares shall bear a legend substantially in the following form:

                  "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and

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                  may not be offered, sold or otherwise transferred, pledge or hypothecated unless and until such securities are registered under such Act or an opinion of counsel satisfactory to the Company is obtained to the effect that such registration is not required."

The foregoing shall be removed from the certificates representing any Warrant Shares, at the request of the holder thereof, at such time as they become eligible for resale pursuant to Rule 144(i) under the Act.

         5. No Impairment. The Company will not, by amendment of its charter or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times carry out all such terms and take all such action as may be reasonably necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

         6. Liquidating Dividends. If the Company pays a dividend or makes a distribution on the Series C Preferred Stock payable otherwise than in cash out of earnings or earned surplus (determined in accordance with generally accepted accounting principles) except for a stock dividend payable in shares of Series C Preferred Stock (a "Liquidating Dividend"), then the Company will pay or distribute to the Registered Holder of this Warrant, upon the exercise hereof, in addition to the Warrant Shares purchased upon such exercise, the Liquidating Dividend which would have been paid to such Registered Holder if he had been the owner of record of such Warrant Shares immediately prior to the date on which a record is taken for such Liquidating Dividend or, if no record is taken, the date as of which the record holders of Series C Preferred Stock entitled to such dividends or distribution are to be determined.

         7. Notices of Record Date, etc. In case:

                  (a) the Company shall take a record of the holders of its Series C Preferred Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right; or

                  (b) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity), or any transfer of all or substantially all of the assets of the Company; or

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                  (c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company,


then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder of this Warrant a notice specifying, as the case may be,
(i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Series C Preferred Stock (or such other stock or securities at the time deliverable upon the exercise of this Warrant) shall be entitled to exchange their shares of Series C Preferred Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be mailed at least twenty (20) days prior to the record date or effective date for the event specified in such notice.

         8. Reservation of Stock. The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, such number of Warrant Shares and other stock, securities and property, as from time to time shall be issuable upon the exercise of this Warrant.

         9. Exchange of Warrants. Upon the surrender by the Registered Holder of any Warrant or Warrants, properly endorsed, to the Company at the principal office of the Company, the Company will, subject to the provisions of Section 4 hereof, issue and deliver to or upon the order of such Holder, at the Company's expense, a new Warrant or Warrants of like tenor, in the name of such Registered Holder or as such Registered Holder (upon payment by such Registered Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

         10. Replacement of Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

         11.      Transfers, etc.

                  (a) The Company will maintain a register containing the names and addresses of the Registered Holders of this Warrant. Any Registered Holder may change its or his address as shown on the warrant register by written notice to the Company requesting such change.

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                  (b) Subject to the provisions of Section 4 hereof, this

Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant with a properly executed assignment (in the form attached hereto) at the principal office of the Company.

                  (c) Until any transfer of this Warrant is made in the warrant register, the Company may treat the Registered Holder of this Warrant as the absolute owner hereof for all purposes; provided, however, that if and when this Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

         12. Mailing of Notices, etc. All notices and other communications from the Company to the Registered Holder of this Warrant shall be mailed by first-class certified or registered mail, postage prepaid, to the address furnished to the Company in writing by the last Registered Holder of this Warrant who shall have furnished an address to the Company in writing. All notices and other communications from the Registered Holder of this Warrant or in connection herewith to the Company shall be mailed by first-class certified or registered mail, postage prepaid, to the Company at its principal office set forth below. If the Company should at any time change the location of its principal office to a place other than as set forth below, it shall give prompt written notice to the Registered Holder of this Warrant and thereafter all references in this Warrant to the location of its principal office at the particular time shall be as so specified in such notice.

         13. No Rights as Stockholder. Until the exercise of this Warrant, the Registered Holder of this Warrant shall not have or exercise any rights by virtue hereof as a stockholder of the Company.

         14. Change or Waiver. This warrant is one of a series of Warrants issued by the Company, all dated the date hereof and of like tenor, except as to the number of shares of Series C Stock subject thereto (collectively, the "Company Warrants"). Any term of this Warrant may be amended or waived upon the written consent of the Company and the holders of Company Warrants representing at least 51% of the number of shares of Series C Stock then subject to outstanding Company Warrants; provided that any such amendment or waiver must apply to all Company Warrants then outstanding; and provided further that the number of Warrant Shares subject to this Warrant and the Purchase Price of this Warrant may not be amended, and the right to exercise this Warrant may not be waived, without the written consent of the holder of this Warrant (it being agreed that an amendment to or waiver under any of the provisions of Section 2 of this Warrant shall not be considered an amendment of the number of Warrant Shares or the Purchase Price).

         15. Headings. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

         16. Governing Law. This Warrant will be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.


                               GIGA INFORMATION GROUP, INC.

                               By:
                                  -------------------------------
                               Daniel M. Clarke
                               Senior Vice President and Chief Financial Officer

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                           NOTICE OF EXERCISE FORM

To:                                               Dated:
   -------------------                                  -----------------------

      The undersigned, pursuant to the provisions set forth in the attached Warrant (No.____), hereby irrevocably elects to purchase _______ shares of the Series C Preferred Stock covered by such Warrant and herewith makes payment of $______ , representing the full purchase price for such shares at the price per share provided for in such Warrant.

                                  Signature:
                                            -----------------------------------
                                  Address:
                                            -----------------------------------

                                            -----------------------------------

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                               ASSIGNMENT FORM

      FOR VALUE RECEIVED,_____________________________________________________
hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant (No.___) with respect to the number of shares of Series C Preferred Stock covered thereby set forth below, unto:

    Name of Assignee                   Address             No. of Shares
    ----------------                   -------             -------------





Dated:                                            Signature:
      ---------------                                       -------------------

Dated:                                            Witness:
      ---------------                                       -------------------